Exhibit 99.1

IMPLANT SCIENCES CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements were derived from and should be read in conjunction with the historical consolidated financial statements and related notes of the Company for the years ended June 30, 2006, and June 30, 2005, as contained in the Company’s Annual Reports on Form 10-K for the years ended June 30, 2006 and June 30, 2005, and as of and for the nine months ended March 31, 2007, as contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

On May 1, 2007, the Company and Evans executed an agreement, pursuant to which the Company sold substantially all of the assets of its subsidiary Accurel to Evans. Evans acquired all of the fixed assets and accounts receivable of the Company. The total purchase price of the Transaction was approximately $12,705,000. Cash transaction costs are estimated to be approximately $929,000. In addition, the Company issued a warrant to purchase 350,000 shares of the Company's common stock to Legend Merchant Group, the investment banker involved with this Transaction, at a price of $2.00 per share.

In connection with the Transaction, we entered into an escrow agreement (the “Escrow Agreement”) with Evans, Accurel, and Zions First National Bank.  Pursuant to the Escrow Agreement, Evans deposited $1,000,000 (the “Escrow Amount”) of the total purchase price for the assets into an escrow account.  Any valid claims for indemnification made by Evans pursuant to section 6.3 of the Purchase Agreement shall be drawn from this sum. The Escrow Agreement provides, subject to any claims of indemnifications, for a release of $500,000 on approximately each of March 31, 2008 and March 31, 2009.

Also in connection with the Transaction, we entered into a Non-competition and Nondisclosure Agreement (the “NCD”) with Evans whereby we agreed not to engage in any business that directly competes with the business of Accurel. In addition, the NCD prohibits us from disclosing any confidential information concerning the business of Accurel. The NCD will remain in effect for five years from the date of its execution. In addition, the Company repaid a $1,500,000 secured term note, plus accrued interest, issued to Laurus Master Fund, Ltd. on December 29, 2006.

The unaudited pro forma condensed consolidated statement of operations for the nine months ended March 31, 2007 and for the years ended June 30, 2006 and June 30, 2005, assumes that the sale of the Assets was consummated on March 9, 2005. The unaudited pro forma condensed consolidated balance sheets as of March 31 2007, June 30, 2006, and June 30, 2005 assumes the sale of the Assets was consummated on March 31, 2007, June 30, 2006 and June 30, 2005 respectively.

The unaudited pro forma condensed consolidated balance sheet and statements of operations have been prepared based on currently available information and assumptions that are deemed appropriate by the Company’s management. The pro forma information is for informational purposes only and is not intended to be indicative of the actual results that would have been reported had the transaction occurred on the date indicated, nor does the information represent a forecast of the financial condition or results of operation of the Company for any future period.

This Current Report on Form 8-K/A may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

IMPLANT SCIENCES CORPORATION
Proforma Condensed Consolidated Balance Sheet (Unaudited)
As of June 30, 2005

	Implant Sciences Corp.	Deletion of
ASSETS	Consolidated	Accurel Assets	Adjustments		Pro forma

Current Assets
Accounts receivable	$ 3,003,000	$ (764,000)	$ -		$ 2,239,000
Other current assets	3,479,000	(62,000)	11,776,000	(4)	15,193,000
Total current assets	6,482,000	(826,000)	11,776,000		17,432,000

Property and equipment, net	10,434,000	(3,687,000)	-		6,747,000
Goodwill and intangible assets, net	14,553,000	(9,134,000)	-		5,419,000
Other non-current assets	759,000	-	-		759,000
Total assets	$ 32,228,000	$(13,647,000)	$ 11,776,000		$ 30,357,000

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities	$ 7,246,000	$ (323,000)	$ 114,000	(4)	$ 7,037,000
Long-term liabilities	1,598,000	(39,000)	373,000	(4)	1,932,000
Total liabilities	8,844,000	(362,000)	487,000		8,969,000

Stockholders equity:
Common stock and additional paid-in-capital	52,070,000	(13,117,000)	12,425,000	(4)	51,378,000
Accumulated deficit	(28,115,000)	(168,000)	(1,136,000)	(5)	(29,419,000)
Deferred compensation	(349,000)	-	-		(349,000)
Accumulated other comprehensive income	(5,000)	-	-		(5,000)
Treasury stock, 26,994 common shares at cost	(217,000)	-	-		(217,000)
Total stockholders' equity	23,384,000	(13,285,000)	11,289,000		21,388,000
Total liabilities and stockholders' equity	$ 32,228,000	$(13,647,000)	$ 11,776,000		$ 30,357,000

IMPLANT SCIENCES CORPORATION
Pro forma Condensed Consolidated Balance Sheet (Unaudited)
As of June 30, 2006

	Implant Sciences Corporation	Deletion of
ASSETS	Consolidated	Accurel Assets	Adjustments		Pro forma
Current Assets
Accounts receivable	$ 3,695,000	$ (1,275,000)	$ -		$ 2,420,000
Other current assets	4,506,000	(44,000)	11,776,000	(4)	16,238,000
Total current assets	8,201,000	(1,319,000)	11,776,000		18,658,000

Property and equipment, net	8,909,000	(3,064,000)	-		5,845,000
Goodwill and other intangible assets, net	13,286,000	(8,790,000)	-		4,496,000
Other assets	403,000	(34,000)	-		369,000
Total assets	$ 30,799,000	$(13,207,000)	$ 11,776,000		$ 29,368,000

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities	$ 5,942,000	$ (412,000)	$ 150,000	(4)	$ 5,680,000
Long-term liabilities:	2,361,000	(168,000)	337,000	(4)	2,530,000
Total liabilities	8,303,000	(580,000)	487,000		8,210,000

Commitments and contingencies:
Series D Cumulative Redeemable Convertible Preferred Stock	2,568,000	-	-		2,568,000

Stockholders equity:
Common stock and additional paid-in-capital	56,457,000	(11,438,000)	12,425,000	(4)	57,444,000
Accumulated deficit	(36,290,000)	(1,189,000)	(1,136,000)	(5)	(38,615,000)
Deferred compensation	(17,000)	-	-		(17,000)
Accumulated other comprehensive income	14,000	-	-		14,000
Treasury stock, 26,994 common shares at cost	(236,000)	-	-		(236,000)
Total stockholders' equity	19,928,000	(12,627,000)	11,289,000		18,590,000
Total liabilities and stockholders' equity	$ 30,799,000	$(13,207,000)	$ 11,776,000		$ 29,368,000

IMPLANT SCIENCES CORPORATION
Pro forma Condensed Consolidated Balance Sheet (Unaudited)
As of March 31, 2007

	Implant Sciences Corporation	Deletion of
ASSETS	Consolidated	Accurel Assets	Adjustments		Pro forma
Current Assets
Accounts receivable	$ 3,768,000	$ (1,230,000)	$ -		$ 2,538,000
Other current assets	3,739,000	(14,000)	10,203,000	(4)	13,928,000
Total current assets	7,507,000	(1,244,000)	10,203,000		16,466,000

Property and equipment, net	9,162,000	(4,258,000)	-		4,904,000
Goodwill and intangible assets, net	12,920,000	(8,550,000)	-		4,370,000
Other non-current assets	556,000	(104,000)	-		452,000
Total assets	$ 30,145,000	$(14,156,000)	$ 10,203,000		$26,192,000

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities	$ 6,653,000	$ (897,000)	$ (1,031,000)	(4)	$ 4,725,000
Long-term liabilities	3,181,000	(1,597,000)	292,000	(4)	1,876,000
Total liabilities	9,834,000	(2,494,000)	(739,000)		6,601,000

Commitments and contingencies:
Series D Cumulative Redeemable Convertible Preferred Stock	2,788,000	-	-		2,788,000

Stockholders equity:
Common stock and additional paid-in-capital	57,923,000	(9,963,000)	12,425,000	(4)	60,385,000
Accumulated deficit	(40,202,000)	(1,699,000)	(1,483,000)	(5)	(43,384,000)
Deferred compensation	(40,000)	-	-		(40,000)
Note receivable, employees	(43,000)	-	-		(43,000)
Accumulated other comprehensive income	(42,000)	-	-		(42,000)
Treasury stock, 26,994 common shares at cost	(73,000)	-	-		(73,000)
Total stockholders' equity	17,523,000	(11,662,000)	10,942,000		16,803,000
Total liabilities and stockholders' equity	$ 30,145,000	$(14,156,000)	$ 10,203,000		$26,192,000

IMPLANT SCIENCES CORPORATION
Pro forma Condensed Consolidated Statement of Operations (Unaudited)
Fiscal Year Ended June 30, 2005

	Implant Sciences Corporation	Deletion of
	Consolidated	Accurel Assets	Adjustment	Pro forma

Revenues	$ 12,286,000	$ (2,274,000)	$ -	$10,012,000
Cost of revenues:	12,056,000	(1,519,000)	-	10,537,000
Gross Margin	230,000	(755,000)	-	(525,000)

Operating expenses:
R & D	1,942,000	-	-	1,942,000
Selling, general and administrative	5,524,000	(552,000)	114,000	5,086,000
Total operating expenses	7,466,000	(552,000)	114,000	7,028,000
Profit (Loss) from Operations	(7,236,000)	(203,000)	(114,000)	(7,553,000)
				-
Other income (expenses):				-
Interest income	48,000	-	-	48,000
Interest expense	(142,000)	35,000	-	(107,000)
Equity losses in unconsolidated subsidiaries	(75,000)	-	-	(75,000)
Total other expenses, net	(169,000)	35,000	-	(134,000)
Net loss	(7,405,000)	(168,000)	(114,000)	(7,687,000)

Preferred distribution, dividends and accretion	(1,183,000)	-	-	(1,183,000)

Net loss applicable to common shareholders	$ (8,588,000)	$ (168,000)	$ (114,000)	$(8,870,000)

Net per share applicable to common shareholders, basic and diluted	$ (0.91)	-	-	$ (0.94)
Weighted average common shares outstanding used in computing basic and diluted loss per share	9,412,548	-	-	9,412,548

IMPLANT SCIENCES CORPORATION
Proforma Condensed Consolidated Statement of Operations (Unaudited)
Fiscal Year Ended June 30, 2006

	Implant Sciences Corporation	Deletion of
	Consolidated	Accurel Assets	Adjustment	Proforma

Revenues	$ 26,391,000	$ (8,317,000)	$ -	$ 18,074,000
Cost of revenues	22,044,000	(5,590,000)	-	16,454,000
Gross Margin	4,347,000	(2,727,000)	-	1,620,000

Operating expenses:
R & D	1,313,000	-	-	1,313,000
Selling, general and administrative	8,933,000	(1,632,000)	150,000	7,451,000
Impairment of long-lived asset	457,000	-	-	457,000
Total operating expenses	10,703,000	(1,632,000)	150,000	9,221,000

Profit (Loss) from Operations	(6,356,000)	(1,095,000)	(150,000)	(7,601,000)

Other income (expenses):
Interest income	50,000	-	-	50,000
Interest expense	(246,000)	74,000	-	(172,000)
Loss on extinguishment of debt instrument	(1,294,000)	-	-	(1,294,000)
Change in fair value of embedded derivatives related to preferred stock features	1,121,000	-	-	1,121,000
Equity losses in unconsolidated subsidiaries	(359,000)	-	-	(359,000)
Total other expenses, net	(728,000)	74,000	-	(654,000)
Net loss	(7,084,000)	(1,021,000)	(150,000)	(8,255,000)

Preferred distribution, dividends and accretion	(1,089,000)	-	-	(1,089,000)
Net loss applicable to common shareholders	$ (8,173,000)	$ (1,021,000)	$ (150,000)	$ (9,344,000)
Net per share applicable to common shareholders, basic and diluted	$ (0.72)	-	-	$ (0.83)

Weighted average common shares outstanding used in computing basic and diluted loss per share	11,325,842	-	-	11,325,842

IMPLANT SCIENCES CORPORATION
Proforma Condensed Consolidated Statement of Operations (Unaudited)
Nine Months Ended March 31, 2007

	Implant Sciences Corporation	Deletion of
	Consolidated	Accurel Assets	Adjustment	Pro forma

Revenues	$ 18,801,000	$ (6,763,000)	$ -	$ 12,038,000
Cost of revenues	14,610,000	(4,712,000)	-	9,898,000
Gross Margin	4,191,000	(2,051,000)	-	2,140,000

Operating expenses:
R & D	1,359,000	-	-	1,359,000
Selling, general and administrative	6,293,000	(1,405,000)	195,000	5,083,000
Impairment of long-lived asset	37,000	-	-	37,000
Total operating expenses	7,689,000	(1,405,000)	195,000	6,479,000
Loss from Operations	(3,498,000)	(646,000)	(195,000)	(4,339,000)

Other income (expenses):
Interest income	24,000	-	-	24,000
Interest expense	(417,000)	134,000	190,000	(93,000)
Loss on disposal of fixed assets	(2,000)	2,000	-	-
Change in fair value of embedded derivatives related to preferred stock features	800,000	-	-	800,000
Equity losses in unconsolidated subsidiaries	(158,000)	-	-	(158,000)
Total other income, net	247,000	136,000	190,000	573,000
Net loss	(3,251,000)	(510,000)	(5,000)	(3,766,000)
Preferred distribution, dividends and accretion	(658,000)	-	-	(658,000)
Net loss from continuing operations	(3,909,000)	(510,000)	(5,000)	(4,424,000)
Loss on sale of Accurel	(649,000)	-		(649,000)
Net loss applicable to common shareholders	$ (4,558,000)	$ (510,000)	$ (5,000)	$ (5,073,000)
Net per share applicable to common shareholders, basic and diluted	$ (0.39)	-	-	$ (0.43)
Weighted average common shares outstanding used in computing basic and diluted loss per share	11,784,427	-	-	11,784,427

IMPLANT SCIENCES CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Implant Sciences Corporation - Basis of Presentation

Historical financial information for the Company as of and for the nine months ended March 31, 2007, and for the years ended June 30, 2006 and June 30, 2005, has been derived from the Company’s historical consolidated financial statements, as filed in the Company’s Quarterly report on Form 10-Q for the quarter ended March 31, 2007 and in the Company’s Annual reports on form 10-K for the years ended June 30, 2006, and June 30, 2005.

(2)	Deletion of Accurel Assets - Basis of Presentation

Historical financial information for the deletion of Accurel’s Assets for the periods presented has been derived from the Company’s historical financial statements.

(3)	Sale of Accurel Assets

On May 1, 2007, the Company and Evans executed an agreement, pursuant to which the Company sold substantially all of the assets of its subsidiary Accurel to Evans. The total purchase price of the Transaction was approximately $12,705,000. Cash transaction costs are estimated to be approximately $929,000. In addition, the Company will issue a warrant to purchase 350,000 shares of the Company's common stock to Legend Merchant Group, our investment banker involved with this Transaction, at a price of $2.00 per share.

In connection with the Transaction, we entered into an escrow agreement (the “Escrow Agreement”) with Evans, Accurel, and Zions First National Bank.  Pursuant to the Escrow Agreement, Evans deposited $1,000,000 (the “Escrow Amount”) of the total purchase price for the assets into an escrow account.  Any valid claims for indemnification made by Evans pursuant to section 6.3 of the Purchase Agreement shall be drawn from this sum. The Escrow Agreement provides, subject to any claims of indemnifications, for a release of $500,000 on approximately each of March 31, 2008 and March 31, 2009.

Also in connection with the Transaction, we entered into a Non-competition and Nondisclosure Agreement (the “NCD”) with Evans whereby we agreed not to engage in any business that directly competes with the business of Accurel. In addition, the NCD prohibits us from disclosing any confidential information concerning the business of Accurel. The NCD will remain in effect for five years from the date of its execution. In addition, the Company repaid a $1,500,000 secured term note, plus accrued interest, issued to Laurus Master Fund, Ltd. on December 29, 2006.

(4)	Other Current Assets Adjustment

The $11,776,000 pro forma Other Current Assets adjustment for the June 30, 2005 and June 30, 2006 Balance Sheets reflects the cash portion of the purchase price discussed in note (3) above, which includes estimated transactions costs of $929,000.

The $10,203,000 pro forma Other Current Assets adjustment for the March 31, 2007 Balance Sheet reflects the cash portion of the purchase price discussed in note (3) above, which includes estimated transactions costs of $929,000 plus a cash adjustment related to the payment of the Laurus secured term note discussed in note (3) above, including accrued interest and prepaid financing fees.

(5)	Accumulated Deficit Adjustment

For the June 30, 2005 and June 30, 2006 Balance Sheets, the pro forma accumulated deficit includes an estimated loss on the sale of the Assets of $649,000, consisting primarily of the transactions costs associated with the sale of the Accurel assets and an additional loss of $487,000 related to the Accurel facility lease which will remain with the Company.

The pro forma accumulated deficit for the nine months ended March 31, 2007, includes an estimated loss on the sale of the Assets of $649,000, consisting primarily of the transactions costs associated with the sale of the Accurel assets, along with costs of $487,000 related to the lease on the Accurel facility and an additional cost of $347,000 related to the interest and financing fees associated with the Laurus secured term note discussed in note (3) above.